Scudder
Large Company
Growth Fund


Semiannual Report
April 30, 1998


Pure No-Load(TM) Funds

A fund seeking long-term growth of capital through investment primarily in the equity securities of large U.S. growth companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                        Scudder Large Company Growth Fund

--------------------------------------------------------------------------------
                             Total Net Assets as of
Date of Inception: 5/15/91   4/30/98: $362.3 million     Ticker Symbol:  SCQGX
--------------------------------------------------------------------------------


o For the six-month period ended April 30, 1998, Scudder Large Company Growth Fund returned 21.77%, resulting in a ranking in the top 20% of 953 growth funds according to Lipper Analytical Services.^1


o The Fund's exposure to various sectors was little changed over the six months. The strategy continues to be one of emphasizing individual stocks rather than sector over- and underweights.


o As earnings growth began to show signs of slowing over the period, we maintained our discipline of concentrating on companies with growing shares in expanding markets, secure franchises, and skilled management teams.


                                Table of Contents

   3  Letter from the Fund's President     14  Financial Statements
   4  Performance Update                   17  Financial Highlights
   5  Portfolio Summary                    18  Notes to Financial Statements
   6  Portfolio Management Discussion      21  Investment Products and Services
   9  Glossary of Investment Terms         22  Scudder Solutions
  10  Investment Portfolio



^1 Source: Lipper Analytical Services. The Fund also ranked in the top 32% of growth funds for the one-year period, and the top 47% for the five-year period.

                     2 - Scudder Large Company Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     As we began Scudder Large Company Growth Fund's fiscal period in October 1997, the environment was clouded by the Asian financial crisis and a market correction. Concerns eased by the beginning of 1998 as the anticipated flood of cheap imports from Asia failed to appear. While corporate earnings growth rates slowed during the first quarter of the year, the U.S. economy continues to show many healthy signs. At the same time, short-term interest rates -- at least for now -- are unchanged.

     The U.S. equity market has responded with jubilance to this environment, with large-cap growth stocks turning in top performance for the six-month period covered by this report. The Fund has been a direct participant, and portfolio managers Valerie Malter and George Fraise have remained keenly aware of both the opportunities and risks presented by this strong market. Beginning on page, they discuss the Fund's performance and the strategy for managing the Fund over the six-month period.

     At the beginning of 1998, your Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's manager with expanded resources.

     For those of you who are interested in new Scudder products, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. In addition, we will add another fund in this category on July 17, Scudder Dividend & Growth Fund. For further information on these new funds, please call 1-800-225-2470.

     Thank you for your investment in Scudder Large Company Growth Fund. If you have any questions about your Fund, please call Scudder Investor Relations at the number above, or visit our web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Large Company Growth Fund


                     3 - Scudder Large Company Growth Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
----------------------------------------------
Period Ended    Growth of              Average
4/30/98          $10,000   Cumulative  Annual
----------------------------------------------
SCUDDER LARGE COMPANY GROWTH FUND
----------------------------------------------
1 Year          $ 14,196     41.96%    41.96%
5 year          $ 25,364    153.64%    20.46%
Life of Fund*   $ 32,031    220.31%    18.19%
----------------------------------------------
RUSSELL 1000 GROWTH INDEX
----------------------------------------------
1 Year          $ 14,208     42.08%    42.08%
5 Year          $ 28,550    185.50%    23.33%
Life of Fund*   $ 32,854    228.54%    18.75%
----------------------------------------------
*The Fund commenced operations on May 15, 1991. Index comparisons begin May 31, 1991.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LARGE COMPANY GROWTH FUND
Year            Amount
----------------------
5/91*          $10,000
'92            $11,251
'93            $12,094
'94            $12,590
'95            $14,092
'96            $18,362
'97            $21,609
'98            $30,676

RUSSELL 1000 GROWTH INDEX
Year            Amount
----------------------
5/91*          $10,000
'92            $11,022
'93            $11,508
'94            $11,948
'95            $14,292
'96            $18,946
'97            $23,123
'98            $32,854

Yearly periods ended April 30

The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended April 30

                       1992*    1993     1994     1995     1996     1997    1998
                     -------------------------------------------------------------
NET ASSET VALUE...   $ 14.05  $ 15.08  $ 15.40  $ 15.88  $ 19.89  $ 21.53  $ 28.85
INCOME DIVIDENDS..   $   .03  $   .03  $   .07  $   .15  $   .14  $    --  $    --
CAPITAL GAINS
DISTRIBUTIONS.....   $   .02  $    --  $   .24  $  1.09  $   .60  $  1.77  $  1.46
FUND TOTAL
RETURN (%)........     17.48     7.50     4.10    11.93    30.30    17.68    41.96
INDEX TOTAL
RETURN (%)........     10.22     4.40     3.82    19.62    32.56    22.05    42.08

On March 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Quality Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for life of Fund would have been lower.

                     4 - Scudder Large Company Growth Fund

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    95%
Cash Equivalents                    5%
--------------------------------------
                                  100%
--------------------------------------

The Fund pursues a fully invested
approach to selecting large-cap
growth stocks.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Health                             22%
Consumer Staples                   20%
Technology                         16%
Consumer Discretionary             11%
Manufacturing                       9%
Media                               7%
Financial                           7%
Durables                            5%
Service Industries                  3%
--------------------------------------
                                  100%
--------------------------------------

Sector allocations were relatively
unchanged over the six months.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(34% of Portfolio)
--------------------------------------------------------------------------
1.   GENERAL ELECTRIC CO.
     Leading producer of electrical equipment
2.   PFIZER, INC.
     International pharmaceutical company
3.   PROCTER & GAMBLE CO.
     Diversified manufacturer of consumer
     products
4.   INTEL CORP.
     Semiconductor memory circuits
5.   COCA-COLA CO., INC.
     International soft drink company
6.   AMERICAN INTERNATIONAL GROUP, INC.
     International insurance holding
     company
7.   HOME DEPOT, INC.
     Building materials and home improvement
     products
8.   MICROSOFT CORP.
     Computer operating systems software
9.   COLGATE-PALMOLIVE CO.
     Manufacturer of household and personal care products
10.  GILETTE CO.
     Shaving and personal care products

The Fund's top holdings are well
known and representative of its
emphasis on high quality
companies.


For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                     5 - Scudder Large Company Growth Fund

                         Portfolio Management Discussion

In this interview, Valerie F. Malter and George P. Fraise, portfolio managers of Scudder Large Company Growth Fund, discuss the market environment and their current investment strategy.

Q: The U.S. stock market has continued to record impressive performance. What has been responsible for these outstanding returns?

A: U.S. large-cap stock investors have had the best of all worlds. There is just enough regional strife and uncertainty abroad to make the U.S. market appear attractive. The economy is steady with relatively low interest rates and modest inflation -- an environment that makes high price/earnings ratios seem sustainable. Corporations are, in general, reporting good earnings, despite an overall deceleration of earnings growth rates in 1997. Cash flows into the investment markets remain strong, fueled by savings associated with employee retirement plans as well as renewed buying from foreign investors.

Overall, historical, or "normal" market measurements appear to have less relevance in the current environment. Low dividend yields reflect the fact that the S&P 500 Index now includes more low- or non-dividend paying stocks than ever before, including Microsoft and Intel. Some of the largest companies are actually reducing payout ratios -- such as Coca-Cola, which has cut its payout ratio in half, from 60% to 30% -- as companies find better uses for cash, including stock buybacks.

Q: How did the Fund perform for the six-month period ended April 30, 1998?

A: The Fund returned 21.77%, slightly underperforming the 23.07% return of the unmanaged Russell 1000 Growth Index (an index of large U.S. growth stocks) and the 22.49% return of the unmanaged S&P 500 Index. In relation to its peers, the Fund performed very well, ranking in the top 20% of 953 growth funds according to Lipper Analytical Services. On a longer term basis, the Fund's 41.96% one-year return edged out the 41.07% return of the S&P 500.

The Fund has been benefiting from a generally favorable environment. Large-cap stocks continued to outperform small-caps for the six-month period. In a reversal of the environment at the end of 1997, large-cap growth stocks have significantly outperformed large-cap value stocks year-to-date through April 30, 1998.

Q: What was your approach to managing the portfolio in this environment?

A: We continued to stay with our individual stock selection approach, preferring to build the portfolio stock-by-stock, with a focus on buying shares of high quality growth companies. We believe investing in companies capable of delivering earnings in line with or in excess of our expectations will lead to market outperformance over time. Therefore, our focus is on finding those companies where we have a high degree of confidence in the consistency and sustainability of the earnings growth. In terms of sector allocation, the portfolio remains relatively sector neutral, reflecting our focus on stock selection.


                     6 - Scudder Large Company Growth Fund

Portfolio Characteristics

Averages as of April 30, 1998
 -----------------------------------------------------

                                    Russell
                                       1000
                                     Growth    S&P 500
                           Fund       Index      Index
 -----------------------------------------------------
 Price/earnings
 ratio (projected)

   1998 fiscal year          29          26         22
   1999 fiscal year          25          22         19

 Earnings per share
   Projected 5-year       18.93%      16.53%     13.70%

 Dividend yield            0.75%       0.99%      1.45%
 Weighted average
 market cap
   (billions $)            76.3        61.3       64.2
 ----------------------------------------------------

Q: How did your emphasis on high quality companies fare during the six months?

A: While the period has been an ideal environment for domestic equity investors, an interesting factor affected the Fund's performance in the early part of 1998: the outperformance of a number of lower quality names. These second- and third-tier stocks, as measured by management and balance sheet strength, performed as well as, or even better than, many high quality stocks such as those we hold in the portfolio.

For example, in March Lowe's outperformed Home Depot, Best Buy outperformed Circuit City, and Kmart outperformed Wal-Mart. Applied Materials, KLA, and Teradyne all showed good performance even though earnings revisions were negative and industry fundamentals continued to deteriorate overall. Bay Networks and 3Com pre-released earnings disappointments, but these stocks actually went up.

Given our penchant for buying the best quality growth stocks in a sector, the portfolio was swimming against the tide in this particular environment. We believe firmly, however, that "quality" will not underperform for long, and we are maintaining our discipline of buying only the best companies in any given sector of the market.

Q: What were the major contributors to performance?

A: Technology stocks bounced back strongly in early 1998. Moreover, our stock selection in this area helped the Fund's tech holdings outperform this component of the Russell 1000 Growth Index. Other stocks that were particularly good performers benefited from favorable fundamentals, including Pfizer, which introduced Viagra, a new drug for impotence. Warner Lambert rose on the continued strength of Lipitor, a drug for heart disease, and Resulin for diabetes. Clear Channel (operator of TV and radio stations) made a timely strategic acquisition, while Outdoor Systems (advertising) continued to deliver strong earnings. Microsoft's earnings continued to exceed expectations, as overall unit volumes remained strong, despite disappointing sales at one of its largest customers.

Q:  And, the detractors from performance?

A: Deteriorating fundamentals prompted the sale of Ciena (systems for fiber-optic communications networks). In the fourth quarter, we initiated a position in Schlumberger (oil and gas exploration and production services), but


                     7 - Scudder Large Company Growth Fund
the sector and the stock have been poor performers, as oil prices have continued to slide. In the energy sector, our underweight position partially offset poor stock selection. The consumer staples sector was also an underperformer.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Performance Attribution versus the Russell 1000
Growth Index

BAR CHART PERIOD:

Six-Month Period Ended April 30, 1998

BAR CHART DATA:

                    Consumer Discretionary                 4%
                    Consumer Staples                     -11%
                    Durables                             -62%
                    Energy                                63%
                    Finance                               10%
                    Manufacturing                         28%
                    Health                                12%
                    Media                                 67%
                    Metals & Minerals                     11%
                    Service Industries                   -13%
                    Technology                             9%
                    Transportation                         2%
                    Utilities                              0

                      Zero axis = Russell 1000 Growth Index


Strong performance by holdings in the energy and media sectors contributed to the positive overall return of the Fund, while durables and service industry holdings underperformed the Fund's benchmark.

----------

Q: What is your outlook for domestic growth stocks?

A: One of the biggest fears for investors has been the possibility of rising interest rates. If the economy expands too rapidly and inflation accelerates, the Federal Reserve could raise interest rates, which would likely result in a decline in stock prices. An economic slowdown -- while unfavorable for the equity market overall -- would be better for large-cap growth stocks because they tend to outperform on a relative basis in such an environment. Although we are not forecasting a recession, we are expecting economic growth to slow to levels closer to historical averages. We believe this should continue to provide a favorable environment for large-cap growth stocks and the Fund.


                     8 - Scudder Large Company Growth Fund

                          Glossary of Investment Terms


 CYCLICAL STOCKS                  Stocks of companies whose earnings fluctuate
                                  with the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK                      Stock of a company that has displayed greater
                                  than average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings
                                  (higher p/e) and exhibit greater price
                                  volatility.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market
                                  Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

 OVER/UNDER WEIGHTING             Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within a portfolio relative to the benchmark index, (i.e. the Russell 1000 Growth Index) or an investment universe.

 PRICE/EARNINGS RATIO (P/E)       A widely used gauge of a stock's valuation
 (also "earnings multiple")       that indicates what investors are paying for
                                  a company's earnings on a per-share basis.
                                  Typically based on a company's projected earnings for the next 12 months, a higher
                                  "earnings multiple" indicates a higher than expected growth rate and the potential for greater price fluctuations.

 VALUE STOCK                      A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and higher dividend yields.



(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                     9 - Scudder Large Company Growth Fund

                          Investment Portfolio as of April 30, 1998 (Unaudited)

                                                                                             Principal              Market
                                                                                             Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.2%
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/98 at 5.5%, to be
 repurchased at $19,055,911 on 5/1/98, collateralized by a $14,318,000 U.S. Treasury                               -----------
 Bond, 8.75%, 8/15/20 (Cost $19,053,000) .................................................    19,053,000            19,053,000
                                                                                                                   -----------
                                                                                                  Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.8%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 10.9%
Department & Chain Stores 8.8%
Consolidated Stores Corp.* ...............................................................        80,700             3,228,000
Costco Companies, Inc.* ..................................................................        95,900             5,358,413
Home Depot, Inc. .........................................................................       150,700            10,492,488
Nordstrom, Inc. ..........................................................................        56,500             3,697,219
Wal-Mart Stores, Inc. ....................................................................       180,700             9,136,644
                                                                                                                   -----------
                                                                                                                    31,912,764
                                                                                                                   -----------
Hotels & Casinos 2.1%
Host Marriott Corp.* .....................................................................       181,700             3,531,794
Royal Caribbean Cruises Ltd. .............................................................        60,800             4,157,200
                                                                                                                   -----------
                                                                                                                     7,688,994
                                                                                                                   -----------
Specialty Retail 0.0%
Corporate Express, Inc.* .................................................................         4,582                46,106
                                                                                                                   -----------
Consumer Staples 18.5%
Alcohol & Tobacco 2.0%
Philip Morris Companies, Inc. ............................................................       192,200             7,171,463
Food & Beverage 7.4%                                                                                               -----------
Coca-Cola Co., Inc. ......................................................................       162,400            12,322,100
H.J. Heinz Co. ...........................................................................       134,200             7,313,900
Interstate Bakeries Corp. ................................................................       123,500             3,913,406
Suiza Foods Corp.* .......................................................................        58,300             3,454,275
                                                                                                                   -----------
                                                                                                                    27,003,681
                                                                                                                   -----------
Package Goods/Cosmetics 9.1%
Colgate-Palmolive Co. ....................................................................       108,700             9,749,031
Gillette Co. .............................................................................        82,019             9,468,068
Procter & Gamble Co. .....................................................................       168,600            13,856,813
                                                                                                                   -----------
                                                                                                                    33,073,912
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Large Company Growth Fund

                                                                                                                     Market
                                                                                                  Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Health 20.5%
Biotechnology 0.8%
Guidant Corp. ............................................................................        45,100             3,016,063
Health Industry Services 4.2%                                                                                      -----------
HBO & Company, Inc. ......................................................................        75,400             4,509,863
HEALTHSOUTH Corp.* .......................................................................       187,100             5,648,081
Total Renal Care Holdings, Inc.* .........................................................       155,300             5,144,313
                                                                                                                   -----------
                                                                                                                    15,302,257
                                                                                                                   -----------
Hospital Management 1.4%
Tenet Healthcare Corp. * .................................................................       134,400             5,031,600
Pharmaceuticals 14.1%                                                                                              -----------
Bristol-Myers Squibb Co. .................................................................        64,800             6,860,700
Eli Lilly & Co. ..........................................................................       112,398             7,818,686
Johnson & Johnson ........................................................................        65,200             4,653,650
Merck & Co., Inc. ........................................................................        65,000             7,832,500
Pfizer, Inc. .............................................................................       138,500            15,763,031
Schering-Plough Corp. ....................................................................        41,900             3,357,238
Warner-Lambert Co. .......................................................................        28,700             5,429,681
                                                                                                                   -----------
                                                                                                                    51,715,486
                                                                                                                   -----------
Financial 6.2%
Banks 1.0%
First Union Corp. ........................................................................        58,600             3,537,975
Insurance 5.2%
American International Group, Inc. .......................................................        82,125            10,804,570
MBIA, Inc. ...............................................................................        55,300             4,126,763
UNUM Corp. ...............................................................................        78,800             4,235,500
                                                                                                                   -----------
                                                                                                                    19,166,833
                                                                                                                   -----------
Media 7.1%
Advertising 2.8%
Interpublic Group of Companies Inc. ......................................................        92,350             5,898,856
Outdoor Systems, Inc.* ...................................................................       135,525             4,302,919
                                                                                                                   -----------
                                                                                                                    10,201,775
                                                                                                                   -----------
Broadcasting & Entertainment 4.3%
Clear Channel Communications, Inc. .......................................................        72,600             6,842,550
Univision Communication, Inc.* ...........................................................       118,100             4,524,706

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Large Company Growth Fund

                                                                                                                     Market
                                                                                                  Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Walt Disney Co. ..........................................................................        34,400             4,276,350
                                                                                                                   -----------
                                                                                                                    15,643,606
                                                                                                                   -----------
Service Industries 2.4%
Miscellaneous Commercial Services 1.2%
AccuStaff, Inc.* .........................................................................       122,600             4,398,269
Miscellaneous Consumer Services 1.2%                                                                               -----------
Service Corp. International ..............................................................       107,400             4,430,250
Durables 4.6%                                                                                                      -----------
Aerospace 1.4%
AlliedSignal Inc. ........................................................................       113,000             4,950,813
Telecommunications Equipment 3.2%                                                                                  -----------
Ascend Communications, Inc.* .............................................................       110,400             4,809,300
Lucent Technologies, Inc. ................................................................        92,600             7,049,175
                                                                                                                   -----------
                                                                                                                    11,858,475
                                                                                                                   -----------
Manufacturing 9.4%
Chemicals 1.1%
Monsanto Co. .............................................................................        78,500             4,150,688
Diversified Manufacturing 7.3%                                                                                     -----------
General Electric Co. .....................................................................       226,000            19,238,250
Textron, Inc. ............................................................................        95,800             7,496,350
                                                                                                                   -----------
                                                                                                                    26,734,600
                                                                                                                   -----------
Electrical Products 1.0%
FORE Systems, Inc.* ......................................................................       157,100             3,593,663
Technology 15.2%                                                                                                   -----------
Computer Software 6.5%
Cadence Design System Inc.* ..............................................................        97,500             3,540,469
Computer Associates International, Inc. ..................................................        85,200             4,989,525
Microsoft Corp.* .........................................................................       109,800             9,895,725
PeopleSoft Inc.* .........................................................................       117,700             5,473,050
                                                                                                                   -----------
                                                                                                                    23,898,769
                                                                                                                   -----------
EDP Peripherals 0.9%
EMC Corp.* ...............................................................................        73,900             3,408,638
Electronic Data Processing 1.4%                                                                                    -----------
Sun Microsystems, Inc.* ..................................................................       127,100             5,234,931
Office/Plant Automation 1.6%                                                                                       -----------
Cisco Systems, Inc.* .....................................................................        77,550             5,680,538
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Large Company Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Semiconductors 4.8%
Intel Corp. ..............................................................................       163,000            13,172,438
Linear Technology Corp. ..................................................................        52,700             4,242,350
                                                                                                                   -----------
                                                                                                                    17,414,788
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $213,266,011)                                                                            346,266,937
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $232,319,011) (a)                                                       365,319,937
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $232,528,657. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $132,791,280. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $134,298,578 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,507,298.

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Large Company Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                        as of April 30, 1998 (Unaudited)


Assets
------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $232,319,011) ..................  $ 365,319,937
                 Cash ...................................................................            992
                 Receivable for investments sold ........................................     14,977,514
                 Receivable for Fund shares sold ........................................        477,923
                 Dividends and interest receivable ......................................        190,425
                 Other assets ...........................................................          5,182
                                                                                           -------------
                 Total assets ...........................................................    380,971,973

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................     16,731,458
                 Payable for Fund shares redeemed .......................................      1,627,723
                 Accrued management fee .................................................        201,601
                 Other payables and accrued expenses ....................................        125,557
                                                                                           -------------
                 Total liabilities ......................................................     18,686,339
               -----------------------------------------------------------------------------------------
                 Net assets, at market value                                               $ 362,285,634
               -----------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ....................................        285,027
                 Unrealized appreciation on investments .................................    133,000,926
                 Accumulated net realized gain ..........................................     20,065,216
                 Paid-in capital ........................................................    208,934,465
               -----------------------------------------------------------------------------------------
                 Net assets, at market value                                               $ 362,285,634
               -----------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($362,285,634/
                    12,557,358 outstanding shares of beneficial interest, $.01 par value,  -------------
                    unlimited number of shares authorized) ..............................         $28.85
                                                                                           -------------


    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Large Company Growth Fund

                             Statement of Operations

                   six months ended April 30, 1998 (Unaudited)


Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $10,730) ...................  $   1,774,983
                 Interest ...............................................................        333,132
                                                                                           -------------
                                                                                               2,108,115
                 Expenses:
                 Management fee .........................................................      1,126,155
                 Services to shareholders ...............................................        555,781
                 Custodian and accounting fees ..........................................         44,209
                 Trustees' fees and expenses ............................................         15,566
                 Reports to shareholders ................................................         25,442
                 Auditing ...............................................................         17,620
                 Legal ..................................................................          8,118
                 Registration fees ......................................................         27,682
                 Other ..................................................................          2,515
                                                                                           -------------
                                                                                               1,823,088
               -----------------------------------------------------------------------------------------
                 Net investment income                                                           285,027
               -----------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ..............................     17,889,371
                 Net unrealized appreciation (depreciation) on investments during
                 the period .............................................................     45,482,190
               -----------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   63,371,561
               -----------------------------------------------------------------------------------------
               -----------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations           $  63,656,588
               -----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Large Company Growth Fund

                       Statements of Changes in Net Assets

                                                                                            Six Months
                                                                                               Ended             Year
                                                                                             April 30,           Ended
                                                                                               1998           October 31,
Increase (Decrease) in Net Assets                                                            (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) .........................................    $    285,027      $   (125,567)
                 Net realized gain (loss) on investments ..............................      17,889,371        19,434,917
                 Net unrealized appreciation (depreciation) on
                    investments during the period .....................................      45,482,190        42,639,713
                 Net increase (decrease) in net assets resulting from                      ------------      ------------
                    operations ........................................................      63,656,588        61,949,063
                 Distributions to shareholders from:                                       ------------      ------------
                 Net realized gains from investment transactions ......................     (16,858,738)      (17,790,946)
                 Fund share transactions:                                                  ------------      ------------

                 Proceeds from shares sold ............................................      64,543,467       131,500,078
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .....................................      16,410,252        17,272,174
                 Cost of shares redeemed ..............................................     (53,530,910)     (126,119,027)
                                                                                           -------------     ------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ......................................................      27,422,809        22,653,225
                                                                                           -------------     ------------
                 Increase (decrease) in net assets ....................................      74,220,659        66,811,342
                 Net assets at beginning of period ....................................     288,064,975       221,253,633
                 Net assets at end of period (including undistributed                      -------------     ------------
                    net investment income of $285,027) ................................    $362,285,634      $288,064,975
                                                                                           -------------     ------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ............................      11,477,024        10,441,357
                                                                                           ------------      ------------
                 Shares sold ..........................................................       2,395,658         5,688,934
                 Shares issued to shareholders in reinvestment of distributions .......         667,898           850,846
                 Shares redeemed ......................................................      (1,983,222)       (5,504,113)
                                                                                           -------------     ------------
                 Net increase (decrease) in Fund shares ...............................       1,080,334         1,035,667
                                                                                           -------------     ------------
                 Shares outstanding at end of period ..................................      12,557,358        11,477,024
                                                                                           -------------     ------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Large Company Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                Six Months                                                                  For the Period
                                   Ended                                                                     May 15, 1991
                                 April 30,                                                                 (commencement of
                                 1998 (a)                          Years Ended October 31,                  operations) to
                                (Unaudited)      1997(a)   1996(a)     1995      1994      1993      1992  October 31, 1991
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning         -----------------------------------------------------------------------------------------
   of period ....................    $ 25.10    $ 21.19   $ 18.44    $ 16.17   $ 16.42   $ 15.30   $ 13.65   $ 12.00
Income from investment             -----------------------------------------------------------------------------------------
   operations:
Net investment income (loss) ....        .02       (.01)      .08        .11       .16       .06       .02       .03
Net realized and unrealized
   gain (loss) on investments ...       5.19       5.69      3.41       3.40      (.09)     1.09      1.68      1.62
Total from investment              -----------------------------------------------------------------------------------------
   operations ...................       5.21       5.68      3.49       3.51       .07      1.15      1.70      1.65
Less distributions from:           -----------------------------------------------------------------------------------------
Net investment income ...........       --         --        (.14)      (.15)     (.08)     (.03)     (.03)     --
Net realized gains on
   investment transactions ......      (1.46)     (1.77)     (.60)     (1.09)     (.24)     --        (.02)     --
                                   -----------------------------------------------------------------------------------------
Total distributions .............      (1.46)     (1.77)     (.74)     (1.24)     (.32)     (.03)     (.05)     --
                                   -----------------------------------------------------------------------------------------
                                   -----------------------------------------------------------------------------------------
Net asset value, end of period ..    $ 28.85    $ 25.10   $ 21.19    $ 18.44   $ 16.17   $ 16.42   $ 15.30     13.65
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................      21.77**    28.84     19.49      23.78       .39      7.49     12.47     13.75**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) .................        362        288       221        173       113       126       101        30
Ratio of operating expenses
   net, to average daily net
   assets (%) ...................       1.32*      1.21      1.07       1.17      1.25      1.20      1.25      1.25*
Ratio of operating expenses
   before expense
   reductions, to average
   daily net assets (%) .........       1.32*      1.21      1.07       1.17      1.25      1.20      1.40      2.67*
Ratio of net investment
   income (loss) to average
   daily net assets (%) .........        .21*      (.05)      .41        .71       .96       .39       .24       .83*
Portfolio turnover rate (%) .....       54.2*      67.9      68.8       91.6     119.7     111.4      27.4      11.5*
Average commission rate
   paid (b) .....................    $ .0566    $ .0546   $ .0551    $  --     $  --     $  --     $  --     $  --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.
*   Annualized
**  Not annualized


                     17 - Scudder Large Company Growth Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Large Company Growth Fund (formerly Quality Growth Fund) (the "Fund") is a diversified series of the Investment Trust (the "Trust") (formerly Scudder Investment Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the


                     18 - Scudder Large Company Growth Fund

Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $89,322,522 and $84,270,359, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Trust's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended April 30, 1998, the fee pursuant to these agreements amounted to $1,126,155.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SSC aggregated $282,229, of which $49,786 was unpaid at April 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These


                     19 - Scudder Large Company Growth Fund
estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At April 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $45,204.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by STC aggregated $194,055, of which $32,632 was unpaid at April 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $30,217, of which $5,410 was unpaid at April 30, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser $4,800 annually plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Trustees fees and expenses aggregated $15,566.


                     20 - Scudder Large Company Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     21 - Scudder Large Company Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     22 - Scudder Large Company Growth Fund



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     23 - Scudder Large Company Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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